                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-03196

                             CASH RESERVE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       9/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Reserve Prime Shares

Classes A, B and C

Semiannual Report to Shareholders

September 30, 2004

Table of Contents

Portfolio Management Review 3

Cash Reserve Prime Shares

Information About Your Fund's Expenses 5

Investment Summary 7

Investment Portfolio 8

Statement of Assets and Liabilities 12

Statement of Operations 14

Statement of Changes in Net Assets 15

Financial Highlights 16

Notes to Financial Statements 18

Other Information 22

Privacy Statement 23

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team's approach to managing Scudder Cash Reserve Prime Shares during the fund's most recent semiannual period ended September 30, 2004.

Q: Will you discuss the market environment for the fund during the six-month period?

A: At the start of the second quarter, the nonfarm payroll figure surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR rates spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August.1 The April and May jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation and hinted that it would soon take steps to remove its accommodative posture on short-term interest rates. In anticipation of a change in the Fed's stance, we reduced average maturity. The markets reacted swiftly, with the yield curve steepening from April through June and the one-year LIBOR rate rising to 2.5%. Investors were anticipating that the fed funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed's June meeting drew closer, we continued to reduce average maturity, purchasing only shorter-term issues, as the market began to "price in" additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a "measured" pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

As we moved into the third quarter, US economic momentum hit a "soft patch" as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. Meanwhile, the Fed raised rates in increments of 25 basis points two times, at its August and September meetings. Because of the slackening in the economy, however, the market downgraded its forecast for Fed rate hikes during the remainder of 2004: It predicted one more 25-basis-point move in November, no action in December and a 2% fed funds rate by year end.

Q: How did the fund perform over its most recent semiannual period?

A: We were able to maintain a $1 share price and produce a competitive yield in Scudder Cash Reserve Prime Shares. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: In the second quarter, the yield curve steepened considerably in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to sharply decrease the fund's average maturity, limiting our purchases to three months and shorter. As the employment picture moderated, we selectively purchased securities of slightly longer maturity, while maintaining a weighted average maturity of approximately 37 to 69 days during the period.

During this period, we increased the fund's allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds

7-Day Current Yield	(as of 9/30/04)

Class A Shares[2] iMoneyNet First Tier Retail Money Funds Average[3]	.81% .90%

2 The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate. Past performance is not indicative of future results. Yields are historical and will fluctuate.
3 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

rate. Our decision to increase our allocation in this sector helped performance during the period.

Q: What detracted from performance during the period?

A: As we moved into the third quarter, when the yield curve began to flatten, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and missed the recent top of the LIBOR rate at 2.5%. Given the dramatic turns in economic data thus far this year, we feel it is prudent to keep maturity shorter - and forgo some yield pickup - when the direction of interest rates has been so volatile.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,001.60	$ 1,000.20	$ 1,000.20
Expenses Paid per $1,000*	$ 4.95	$ 6.18	$ 6.29
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.13	$ 1,018.88	$ 1,018.78
Expenses Paid per $1,000*	$ 4.99	$ 6.24	$ 6.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C
Prime Series	.99%	1.23%	1.25%

For more information, please refer to the Fund's prospectus.

Investment Summary

Prime Series

Portfolio Composition	9/30/04	3/31/04

Commercial Paper	32%	32%
Floating Rate Notes	23%	11%
Repurchase Agreements	12%	20%
US Government Sponsored Agencies+	10%	9%
Certificates of Deposit and Bank Notes	9%	16%
Promissory Notes	5%	-
Funding Agreements	4%	5%
Government National Mortgage	-	1%
Short-Term Notes	4%	6%
US Government Backed	1%	-
	100%	100%

+ Not backed by the full faith and credit of the US Government
Weighted Average Maturity*
Cash Reserve Fund, Inc. - Prime Series	42 days	54 days
First Tier Money Fund Average	43 days	54 days

* The Fund is compared to its respective iMoneyNet category. The First Tier Money Fund Average consists of all non-institutional government money market funds.

Portfolio composition is subject to change. For more complete detail about the Fund's holdings, see pages 8-11. A quarterly Fact Sheet will be available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Other Information section for contact information.

Investment Portfolio as of September 30, 2004 (Unaudited)

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 8.8%
BNP Paribas, 2.02%, 3/21/2005	20,000,000	19,997,135
Citibank New York NA, 1.64%, 11/5/2004	25,000,000	25,000,000
Fortis Bank NV, 1.435%, 11/16/2004	30,000,000	29,999,434
HSBC Bank USA, 1.6%, 11/10/2004	25,000,000	25,000,000
National Australia Bank Ltd., 1.45%, 12/13/2004	15,000,000	15,005,324
Norddeutsche Landesbank Girozentrale, 1.91%, 3/29/2005	20,000,000	19,997,884
Northern Rock PLC, 1.55%, 10/18/2004	50,000,000	50,000,000
Societe Generale, 1.85%, 2/17/2005	25,000,000	24,997,122
UniCredito Italiano SpA, 1.505%, 10/6/2004	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $234,996,899)		234,996,899

Commercial Paper 32.1%
Beta Finance, Inc., 1.54%**, 10/1/2004	20,000,000	20,000,000
British Transco Cap, Inc.:
1.77%**, 10/15/2004	30,000,000	29,979,350
1.78%**, 10/25/2004	10,327,000	10,314,745
1.78%**, 11/4/2004	4,905,000	4,896,754
Cancara Asset Securitization LLC, 1.78%**, 10/19/2004	25,000,000	24,977,750
CIT Group, Inc.:
1.72%**, 12/1/2004	18,000,000	17,947,540
1.88%**, 2/7/2005	25,000,000	24,831,584
1.9%**, 1/18/2005	28,000,000	27,838,922
Depfa Bank PLC, 1.18%**, 11/19/2004	50,000,000	49,919,695
DNB Nor Bank ASA, 1.55%**, 11/5/2004	40,000,000	39,939,722
Falcon Asset Securitization Corp., 1.79%**, 11/1/2004	30,000,000	29,953,758
General Electric Capital Corp.:
1.49%**, 11/9/2004	22,000,000	21,964,488
1.88%**, 2/1/2005	75,000,000	74,518,250
Giro Funding US Corp.:
1.79%**, 10/21/2004	20,000,000	19,980,111
1.8%**, 10/22/2004	15,000,000	14,984,250
Grampian Funding Ltd.:
1.68%**, 12/13/2004	25,000,000	24,914,834
2.04%**, 3/22/2005	40,000,000	39,610,133
Hewlett Packard Co., 1.61%**, 10/28/2004	20,000,000	19,975,850
International Lease Finance Corp., 1.78%**, 11/8/2004	6,500,000	6,487,787
Irish Life & Permanent PLC, 1.76%**, 2/8/2005	20,000,000	19,872,889
Jupiter Securitization Corp., 1.79%**, 10/22/2004	40,000,000	39,958,233
K2 (USA) LLC:
1.87%**, 2/18/2005	22,500,000	22,336,375
2.04%**, 3/23/2005	9,000,000	8,911,770
Lake Constance Funding LLC, 1.91%**, 12/15/2004	10,000,000	9,960,208
Park Avenue Receivables Corp., 1.7%**, 10/8/2004	20,000,000	19,993,389
Province of Quebec, 1.47%**, 1/11/2005	23,000,000	22,904,205
Prudential PLC:
1.5%**, 10/25/2004	35,000,000	34,965,000
1.65%**, 10/29/2004	52,000,000	51,933,267
RWE AG, 1.55%**, 11/5/2004	7,500,000	7,488,698
Scaldis Capital LLC:
1.78%**, 10/19/2004	25,971,000	25,947,886
1.92%**, 2/28/2005	20,000,000	19,840,000
Sheffield Receivables Corp., 1.78%**, 10/8/2004	20,000,000	19,993,078
Tango Finance Corp., 1.57%**, 11/3/2004	25,000,000	24,964,021
WestPac Capital Corp., 1.17%**, 10/12/2004	20,000,000	19,992,850
Total Commercial Paper (Cost $852,097,392)		852,097,392

Floating Rate Notes* 23.3%
American Express Centurion Bank, 1.84%, 9/1/2005	10,000,000	10,003,485
American Honda Finance Corp.:
144A, 1.65%, 5/6/2005	25,000,000	25,000,000
144A, 1.838%, 9/19/2005	20,000,000	19,998,076
Beta Finance, Inc., 144A, 1.695%, 4/15/2005	30,000,000	29,995,973
Lehman Brothers Holding, Inc., 1.81%, 3/10/2005	50,000,000	50,000,000
Merrill Lynch & Co., Inc., 1.84%, 2/4/2005	15,000,000	15,000,000
Morgan Stanley:
1.86%, 1/6/2005	40,000,000	40,000,000
1.86%, 2/18/2005	27,000,000	27,000,000
1.86%, 4/19/2005	60,000,000	60,000,000
Natexis Banque Populaires:
1.678%, 6/9/2005	30,000,000	29,994,801
1.783%, 10/20/2004	20,000,000	19,999,790
National City Bank:
1.735%, 6/10/2005	20,000,000	20,004,868
1.815%, 5/24/2005	20,000,000	20,000,000
Permanent Financing PLC, "1A", Series 4, 1.69%, 3/10/2005	25,000,000	25,000,000
Pfizer, Inc., 144A, 1.748%, 10/7/2005	40,000,000	40,000,000
Societe Generale:
1.29%, 1/6/2005	20,000,000	19,962,893
1.83%, 2/25/2005	25,000,000	24,999,879
SunTrust Bank NA, 1.81%, 4/1/2005	40,000,000	40,001,985
Toyota Motor Credit Corp., 1.895%, 3/31/2005	50,000,000	50,000,000
Wells Fargo & Co., 2.001%, 10/1/2004	30,000,000	30,130,252
Westpac Banking Corp., 1.79%, 9/9/2005	20,000,000	19,994,362
Total Floating Rate Notes (Cost $617,086,364)		617,086,364

Short Term Notes 3.8%
Bear Stearns & Co., Inc.:
2.025%, 1/1/2044	75,000,000	75,000,000
2.025%, 1/1/2049	25,000,000	25,000,000
Total Short Term Notes (Cost $100,000,000)		100,000,000

US Government Sponsored Agencies 10.0%
Federal Home Loan Bank, 1.745%**, 9/12/2005	30,000,000	29,982,897
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	15,000,000	15,000,000
Series RB, 1.6%**, 11/9/2004	20,000,000	19,965,333
1.64%**, 12/1/2004	40,000,000	39,888,845
3.25%, 11/15/2004	15,000,000	15,031,416
Federal National Mortgage Association:
1.51%**, 1/18/2005	40,000,000	39,994,302
1.62%**, 11/3/2004	30,000,000	29,955,450
1.751%**, 2/18/2005	40,000,000	39,997,693
1.8%, 5/27/2005	15,000,000	15,000,000
1.81%, 5/27/2005	20,000,000	20,000,000
Total US Government Sponsored Agencies (Cost $264,815,936)		264,815,936

US Government Backed 0.7%
US Treasury Notes, 2.0%, 11/30/2004 (Cost $20,028,204)	20,000,000	20,028,204

Funding Agreements 4.3%
GE Capital Assurance Co.:
1.88%, 3/1/2005	20,000,000	20,000,000
2.1%, 9/1/2005	45,000,000	45,000,000
Travelers Insurance Co., 1.74%, 1/27/2005	50,000,000	50,000,000
Total Funding Agreements (Cost $115,000,000)		115,000,000

Promissory Notes 5.0%
Goldman Sachs Group, Inc.:
1.26%, 11/8/2004	25,000,000	25,000,000
1.27%, 11/8/2004	22,000,000	22,000,000
1.94%, 5/26/2005	85,000,000	85,000,000
Total Promissory Notes (Cost $132,000,000)		132,000,000

Repurchase Agreements 11.9%
Repurchase Agreement with Goldman Sachs Co., Inc., 1.81%, dated 9/27/2004, to be repurchased at $50,017,597 on 10/4/2004 (b)	50,000,000	50,000,000
Repurchase Agreement with JPMorgan Chase, Inc., 1.91%, dated 9/30/2004, to be repurchased at $65,551,427 on 10/1/2004 (c)	65,547,949	65,547,949
Repurchase Agreement with UBS Warburg, 1.90%, dated 9/30/2004, to be repurchased at $200,010,556 on 10/1/2004 (d)	200,000,000	200,000,000
Total Repurchase Agreements (Cost $315,547,949)		315,547,949

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,651,572,744) (a)	99.9	2,651,572,744
Other Assets and Liabilities, Net	0.1	1,487,609
Net Assets	100.0	2,653,060,353

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purpose was $2,651,572,744.
(b) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

55,233,573	Federal National Mortgage Association	5.00	3/1/2034	51,500,000
Total Collateral Value				51,500,000

(c) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

28,032,143	Federal National Mortgage Association	5.50	12/1/2017	29,220,205
37,558,140	Federal National Mortgage Association	5.50	9/1/2034	38,295,803
Total Collateral Value				67,516,008

(d) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

53,528,914	Federal Home Loan Mortgage Corporation	-	11/1/2027-12/1/2032	55,310,815
145,569,656	Federal National Mortgage Association	-	9/1/2027-12/1/2033	148,690,115
Total Collateral Value				204,000,930

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of September 30, 2004 (Unaudited)
Assets	Prime Series
Investments: Investments, at amortized cost	$ 2,336,024,795
Repurchase agreements, at amortized cost	315,547,949
Total Investments, at amortized cost	2,651,572,744
Cash	30,130,075
Interest receivable	3,378,970
Other assets	37,982
Total assets	2,685,119,771
Liabilities
Dividends payable	244
Payable for Fund shares redeemed	9,085
Payable for investments purchased	30,130,122
Accrued management fee	688,240
Accrued distribution fees	481,494
Accrued shareholder servicing fees	135,366
Accrued custodian and accounting fees	23,678
Other accrued expenses and payables	591,189
Total liabilities	32,059,418
Net assets	$ 2,653,060,353
Composition of Net Assets
Accumulated distributions in excess of net investment income	(444,164)
Accumulated net realized gain (loss)	15,952
Paid-in capital	2,653,488,565
Net assets	$ 2,653,060,353

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of September 30, 2004 (Unaudited) (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively Net assets	$ 2,308,746,366
Shares of capital stock outstanding	2,308,751,034
Net Asset Value per share	$ 1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively Net assets	$ 337,288,145
Shares of capital stock outstanding	337,311,230
Net Asset Value per share	$ 1.00
Class A Shares Net assets	$ 3,799,614
Shares of capital stock outstanding	3,804,102
Net Asset Value per share	$ 1.00
Class B Shares Net assets	$ 3,102,542
Shares of capital stock outstanding	3,099,929
Net Asset Value per share	$ 1.00
Class C Shares Net assets	$ 123,686
Shares of capital stock outstanding	123,810
Net Asset Value per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2004 (Unaudited)
Investment Income	Prime Series
Interest	$ 18,783,743
Expenses:
Management fee	3,816,279
Transfer agent fees	1,021,481
Custodian and accounting fees	136,714
Auditing	21,463
Legal	20,349
Directors' fees and expenses	48,055
Reports to shareholders	167,586
Registration fees	58,350
Distribution fees	3,134,562
Shareholder servicing fees	876,150
Other	48,322
Total expenses	9,349,311
Less: fee waivers and/or expense reimbursements	(32,231)
Net expenses	9,317,080
Net investment income	9,466,663
Net realized gain (loss) on investment transactions	2,623
Net increase (decrease) in net assets from operations	$ 9,469,286

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004 (Unaudited)	Year Ended March 31, 2004
Operations: Net investment income	$ 9,466,663	$ 18,440,390
Net realized gain (loss)	2,623	32,960
Net increase (decrease) in net assets resulting from operations	9,469,286	18,473,350
Distributions to shareholders from: Net investment income: Prime Shares	(8,126,592)	(13,937,204)
Prime Institutional Shares	(1,894,994)	(4,146,883)
Class A Shares	(6,383)	(27,001)
Class B Shares	(878)	(5,702)
Class C Shares	(31)	(187)
Quality Shares	(1,264)	(5,308)
Total distributions	(10,030,142)	(18,122,285)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	1,490,249,323	3,778,478,261
Reinvestment of distributions	10,012,737	18,119,786
Cost of shares redeemed	(1,920,098,514)	(4,170,034,415)
Net increase (decrease) in net assets from Fund share transactions	(419,836,454)	(373,436,368)
Increase (decrease) in net assets	(420,397,310)	(373,085,303)
Net assets at beginning of period	3,073,457,663	3,446,542,966
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $444,164 and $119,315, respectively)	$ 2,653,060,353	$ 3,073,457,663

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0016	.0035	.0114	.0277	.0579	.0483
Less: Distributions from net investment income	(.0016)	(.0035)	(.0114)	(.0277)	(.0579)	(.0483)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.16**	.35	1.14	2.80	5.95	4.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	3,800	4,754	8,802	11,524	11,882	16,214
Ratio of expenses (%)	.99*	.87	.63	.61	.61	.63
Ratio of net investment income (%)	.32*	.31	1.17	2.81	5.73	4.89

Class B
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0002	.0008	.0041	.0202	.0505	.0406
Less: Distributions from net investment income	(.0002)	(.0008)	(.0041)	(.0202)	(.0505)	(.0406)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.02**b	.08[b]	.41[b]	2.04	5.17	4.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	3,103	4,589	10,897	10,761	11,975	2,980
Ratio of expenses before expense reductions (%)	1.82*	1.66	1.38	1.36	1.39	1.38
Ratio of expenses after expense reductions (%)	1.23*	1.12	1.37	1.36	1.39	1.38
Ratio of net investment income (%)	.07*	.06	.43	2.01	5.00	4.14
[a] For the six months ended September 30, 2004 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Class C
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0002	.0008	.0041	.0202	.0515	.0115
Less: Distributions from net investment income	(.0002)	(.0008)	(.0041)	(.0202)	(.0515)	(.0115)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.02**c	.08[c]	.41[c]	2.04	5.28	1.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	124	139	375	679	1,592	779
Ratio of expenses before expense reductions (%)	4.89*	1.54	1.38	1.36	1.34	0.31*
Ratio of expenses after expense reductions (%)	1.25*	1.13	1.37	1.36	1.34	0.31*
Ratio of net investment income (%)	.05*	.05	.43	2.16	5.07	6.00*
[a] For the six months ended September 30, 2004 (Unaudited).
[b] For the period January 18, 2000 (commencement of operations) to March 31, 2000.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series (the "Series") is one of the three series the Fund offers to investors.

The Prime Series offers six classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Valuation of Securities

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions. Actual results may be different.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series calculated daily and payable monthly, at the annual rate of 0.02% of the average daily net assets.

Accordingly, for the six months ended September 30, 2004, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27% of the average daily net assets of the Prime Series.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived expenses on Class A, B and C shares of the Prime Series.

ICCC is the Fund's accounting agent. The Fund paid the accounting agent a fixed fee of $13,000 on assets up to $10 million. On assets greater than $10 million, the Fund paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund. SFAC has retained State Street Bank and Trust Company (`State Street') as a sub-agent that performs fund accounting and administration services.

Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Each class paid the transfer agent a per account fee that is accrued daily and paid monthly. For the six months ended September 30, 2004, the amount charged to the Fund by SISC was as follows:

	Total Aggregated	Transfer Agent Fees Waived	Unpaid at September 30, 2004
Prime Series: Prime Shares	$ 975,047	$ -	$ 459,339
Prime Institutional Shares	21,883	-	13,303
Class A Shares	9,228	58	8,030
Class B Shares	9,924	9,924	-
Class C Shares	2,429	2,429	-
Quality Shares	327	-	-

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegations are borne by SISC, not by the Fund.

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Note 3-Distribution and Service Fees

Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Class A Shares average daily net assets, 0.60% of the Quality Cash Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares. For the six months ended September 30, 2004, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at September 30, 2004
Prime Series: Prime Shares	$ 3,111,756	$ 478,850
Class A Shares	5,221	817
Class B Shares	14,043	1,755
Class C Shares	506	72
Quality Shares	3,036	-

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the six months ended September 30, 2004, the shareholder servicing fee was as follows:

	Total Aggregated	Shareholder Servicing Fee Waived	Unpaid at September 30, 2004
Prime Series: Prime Shares	$ 871,301	$ -	$ 134,066
Class B Shares	4,681	1,137	1,253
Class C Shares	168	28	47

For the six months ended September 30, 2004, the Advisor has agreed to reimburse $17,434 for expenses for the Prime Series.

Note 4-Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2004, the Fund's custodian fees were reduced by $1,221 under this arrangement.

Note 5-Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	849,051,286	$ 849,051,286	2,192,158,383	$ 2,192,158,382
Prime Institutional Shares	640,798,726	640,798,726	1,585,368,740	1,585,368,740
Class A Shares	397,844	397,844	491,136	491,136
Class B Shares	300	300	19,023	19,023
Class C Shares	-	-	-	-
Quality Cash Shares	1,092	1,167	440,980	440,980
		$ 1,490,249,323		$ 3,778,478,261
Reinvested:
Prime Shares	8,110,863	$ 8,110,863	13,937,204	$ 13,937,204
Prime Institutional Shares	1,895,044	1,895,044	4,144,719	4,144,719
Class A Shares	5,557	5,557	27,001	27,001
Class B Shares	807	807	5,327	5,327
Class C Shares	30	30	155	155
Quality Cash Shares	436	436	5,380	5,380
		$ 10,012,737		$ 18,119,786
Redeemed:
Prime Shares	(1,213,673,463)	$ (1,213,673,463)	(2,419,926,242)	$ (2,419,925,662)
Prime Institutional Shares	(700,317,984)	(700,317,984)	(1,738,713,361)	(1,738,713,361)
Class A Shares	(1,358,287)	(1,358,287)	(4,558,264)	(4,558,264)
Class B Shares	(1,487,434)	(1,487,434)	(6,331,370)	(6,331,370)
Class C Shares	(15,226)	(15,226)	(236,381)	(236,381)
Quality Cash Shares	(3,246,120)	(3,246,120)	(269,377)	(269,377)
		$ (1,920,098,514)		$ (4,170,034,415)
Net Decrease:
	(419,836,529)	$ (419,836,454)	(373,436,947)	$ (373,436,368)

Note 6-Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Note 7.-Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 8-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

Deutsche Asset Management

DBABCR-3-ABC
(84125 11/04)

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                     Deutsche Bank Alex Brown Cash Reserves Portfolio

By:                             /s/Julian Sluyters
                                ---------------------------
                                Julian Sluyters
                                Chief Executive Officer

Date:                           December 6, 2004
                                ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                     Deutsche Bank Alex Brown Cash Reserves Portfolio

By:                            /s/Julian Sluyters
                               ---------------------------
                               Julian Sluyters
                               Chief Executive Officer

Date:                          December 6, 2004
                               ---------------------------

By:                            /s/Paul Schubert
                               ---------------------------
                               Paul Schubert
                               Chief Financial Officer

Date:                          December 6, 2004
                               ---------------------------